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                                                              EXHIBIT 10.10

                                 PROMISSORY NOTE
                               DUE JANUARY 1, 2002

                                                          December 22, 1999

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THE SECURITIES REPRESENTED BY THIS NOTE UNDER THE ACT AND OTHER FILINGS UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, TO THE EFEECT THAT SUCH REGISTRATION AND OTHER FILINGS ARE NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THAT THE TRANSACTION COMPLIES WITH THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

         FOR VALUE RECEIVED, the undersigned, Cragar Industries, Inc., a Delaware corporation ("Maker"), promises to pay xxxxxxxx ("Payee"), at or such other place as Payee shall designate in writing, the principal sum of One Hundred Thousand Dollars ($100,000.00), plus interest at the rate of ten percent (10%) per annum. Interest, which begins accruing as of December 22, 1999, shall be due and payable, beginning January 1, 2001, on January 1, of each year and ending at such time that Maker shall have paid Payee all of the outstanding principal, and accrued interest evidenced by this Note. In no event shall payment of all outstanding principal and accrued interest be later than the earlier of thirty days from the date, subsequent to January 1, 2000, Maker raises $2.0 million in equity capital or January 1, 2002. The principal and interest due under this Note may be prepaid at any time without penalty.

         This Note is the obligation of Maker only, and no recourse shall be had for the payment thereof of the principal or interest thereon against any stockholder, officer or director of Maker, either directly or through Maker, by virtue of any statute for the enforcement of any assessment or otherwise, all such liability of stockholders, directors and officers as such being released by Payee by the acceptance of this Note.

          In order to secure the principal of this Note, the Maker has granted to Payee a security interest, evidenced by the filing of a UCC-1, in and to the shares of Wrenchhead.com, Inc., whether common or preferred, now or

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hereafter owned by Maker and in and to the equipment, inventory, accounts receivable and all other personal property of the Maker, tangible and intangible, wherever located and proceeds thereof (the "Collateral"), subject and subordinate to the existing security interests, or with the consent of the holder hereof, which consent shall not be unreasonably withheld, to the security interests of any other creditor of the Maker now or hereafter having a security interest in any of the foregoing (hereinafter collectively referred to as the "Senior Creditors").

         Any term of this Note may be amended and the observance of any term hereof may be waived only with the written consent of both Maker and Payee.

         The provisions of this Note shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to principles of conflict of laws.

         The terms and conditions contained this Note shall apply to and bind the heirs, representatives, successors, administrators and assigns of the parties hereto.

         This Note is not assignable without the prior written consent of the other party. Any attempt at such an assignment without such consent shall be void.

         IN WITNESS WHEREOF, Maker has executed this Note in favor of Payee as of the date first set forth above.

                             "MAKER":
                             CRAGAR INDUSTRIES, INC.
                             a Delaware corporation


                             By: ---------------------------------------------
                                 Michael L. Hartzmark, Chief Executive Officer

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